UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2007

STARTEK, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street, 4th Floor, Denver, Colorado	80206
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 399-2400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Our stockholders approved an amendment to the StarTek, Inc. Stock Option Plan (the “Employee Plan”) at our 2007 Annual Meeting of Stockholders. The amendment increases the maximum number of shares available for award under the Employee Plan from 2,100,000 to 2,588,000.

Our stockholders approved an amendment to the Directors’ Option Plan (the “Director Plan”) at our 2007 Annual Meeting of Stockholders. The amendment increases the maximum number of shares available for award under the Directors’ Plan from 140,000 to 152,000. The amendment also increases the number of shares for which options are granted to a participant upon initial election to the board of directors and upon re-election to the board of directors from 3,000 to 6,000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: May 8, 2007

By: /s/ A. Laurence Jones
A. Laurence Jones
President, Chief Executive Officer and Interim Chief Financial Officer